Exhibit 99.2

SOLID POWER, INDUSTRY-LEADING ALL-SOLID-STATE BATTERY

PRODUCER, TO LIST ON NASDAQ THROUGH MERGER WITH

DECARBONIZATION PLUS ACQUISITION CORPORATION III

•

Merger with Riverstone Holdings LLC’s Decarbonization Plus Acquisition Corporation III (NASDAQ: DCRC) constitutes significant milestone in commercialization of Solid Power’s next generation all-solid-state batteries

•	Ford (NYSE: F) and the BMW Group (Xetra: BMW) aim to utilize Solid Power’s low-cost, high-energy battery technology in forthcoming electric vehicles

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Solid Power’s balance sheet was recently bolstered following its approximately $135 million Series B Round, which is in addition to the $165 million PIPE and $350 million from DCRC’s cash in trust, and assuming no redemptions by DCRC’s public stockholders, Solid Power will receive upon closing, for a total amount raised of approximately $650 million

•	Ford and BMW recently participated in previously announced approximately $135 million Series B financing in Solid Power

•	Pro forma implied enterprise value of the combined company is approximately $1.2 billion

•	Upon closing, the combined company is expected to list on NASDAQ under the ticker symbol “SLDP”

•	Companies will host a webcast and conference call on June 15 at 8:00 am EST

LOUISVILLE, Colo. and MENLO PARK, Calif. – June 15, 2021 – Solid Power, Inc. (“Solid Power”), an industry-leading producer of all-solid-state batteries for electric vehicles, and Decarbonization Plus Acquisition Corporation III (“DCRC”) (NASDAQ: DCRC) today announced a definitive agreement for a business combination that would result in Solid Power becoming a publicly listed company. Upon closing of the transaction, the combined company will be named “Solid Power, Inc.” and its common stock and warrants are expected to trade on NASDAQ under the new ticker symbol “SLDP” and “SLDP WS,” respectively. Upon closing, Solid Power is expected to have a nine-person board composed of a majority of independent directors and will continue to be led by Solid Power’s existing management team, which brings deep technological and manufacturing experience.

With eight years of technology development and three years of manufacturing development, Solid Power has been working to deliver on one objective – produce better performing all-solid-state batteries using low-cost, industry standard processes. Solid Power manufactures its batteries on the company’s pilot production line, which essentially mirrors lithium-ion manufacturing processes, while eliminating certain expensive and timely steps. Solid Power’s all-solid-state batteries could provide a near 500-mile vehicle range on a single charge, which is 50 to 75 percent greater than any commercially available lithium-ion battery today. The safety profile of Solid Power’s batteries is also improved over traditional lithium-ion as a result of its truly all-solid cell architecture. Solid Power’s partners Ford and BMW expect to integrate the company’s batteries in future electric vehicles.

Doug Campbell, Co-Founder and Chief Executive Officer of Solid Power, said, “Today marks an important milestone of commercializing Solid Power’s next generation of all-solid-state batteries that can alleviate the two largest passenger EV pain points: range anxiety and cost. In addition to our existing partners, Ford and BMW, we are now excited to partner with the DCRC team that shares our vision of powering a cleaner, safer and cost-effective electric future.”

Robert Tichio, Chairman of the Board of DCRC and Partner at Riverstone Holdings LLC, added, “Solid-state batteries have long been the elusive technology breakthrough in the battery category for the better part of a decade. Countless labs, scientists, ventures and corporates have claimed progress towards scalable solid-state batteries, with an emphasis on claims. No other known company has made the type of commercialization achievements in all-solid-state batteries that Solid Power has, and Solid Power’s technology is built around a manufacturing process that would be indistinguishable to lithium-ion batteries, putting this Company in a league of its own. We are extremely grateful to both the Company’s existing investors – which includes a leading roster of automotive, industrial and financial investors such as Ford, BMW, Hyundai, Samsung and Volta Energy Technologies – and this management team for their partnership and look forward to bringing Solid Power to the public markets.”

“With nearly a $220 billion total addressable market, Solid Power is well-positioned for significant growth for years to come. Through the vision and leadership of Doug Campbell, they have built an incredible team, developed an all-solid-state battery technology platform that is expected to outperform lithium-ion and future next-generation battery technologies, and attracted a collection of world-class investors and partners,” Mr. Tichio concluded.

Solid Power recently announced an approximately $135 million Series B investment round led by the BMW Group, Ford Motor Company and Volta Energy Technologies. Ford and the BMW Group also expanded existing joint development agreements with Solid Power to secure all-solid-state batteries for future electric vehicles.

Transaction Overview

The business combination values Solid Power at an implied $1.2 billion pro forma enterprise value. Upon closing of the transaction and assuming no redemptions by DCRC public stockholders, Solid Power is expected to have approximately $600 million in cash, including a $165 million fully committed PIPE transaction anchored by investors Koch Strategic Platforms, Riverstone Energy Limited, Neuberger Berman funds and Van Eck Associates Corporation. Cash proceeds to Solid Power will be used to fund operations and support Solid Power’s growth.

The boards of directors of both Solid Power and DCRC have approved the proposed transaction, which is expected to be completed in the fourth quarter of 2021, subject to, among other things, the approval by DCRC’s stockholders and satisfaction or waiver of the other conditions stated in the definitive documentation.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by DCRC with the Securities and Exchange Commission, which can be accessed at www.sec.gov.

Advisors

Stifel, Nicolaus & Company, Incorporated acted as financial advisor to Solid Power. Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as financial advisors to DCRC. J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Stifel, Nicolaus & Company, Incorporated acted as PIPE placement agents to DCRC. Wilson Sonsini Goodrich & Rosati, P.C. is acting as the legal advisor to Solid Power, Vinson & Elkins L.L.P. is acting as the legal advisor to DCRC, Cleary Gottlieb Steen & Hamilton LLP acted as the legal advisor to the M&A advisors and Mayer Brown LLP is acting as legal advisor to the placement agents on the PIPE transaction.

Webcast and Conference Call Information

Solid Power and DCRC will host a joint webcast and investor conference call to discuss the proposed transaction today, June 15, 2021, at 8:00 am ET. A live webcast and replay will be available here and at investors.solidpowerbattery.com.

To listen to the prepared remarks via telephone from the U.S., dial 1-877-407-3982 and an operator will assist you. International investors may listen to the call by dialing 1-201-493-6780. A telephone replay will be available by dialing 1-844-512-2921 if in the U.S, and by dialing 1-412-317-6671 from outside the U.S. The PIN for access to the replay is 13720509. The replay will be available through Tuesday, June 29, 2021, 11:59 PM ET.

About Solid Power

Solid Power is an industry-leading producer of all-solid-state rechargeable batteries for electric vehicles and mobile power markets. Solid Power replaces the flammable liquid electrolyte in a conventional lithium-ion battery with a proprietary sulfide solid electrolyte. As a result, Solid Power’s all-solid-state batteries are safer and more stable across a broad temperature range, can provide a 50-75% increase in energy density compared to the best available rechargeable batteries, enable cheaper, more energy-dense battery pack designs and are compatible with traditional lithium-ion manufacturing processes. For more information, visit http://www.solidpowerbattery.com/.

About Decarbonization Plus Acquisition Corporation III

Decarbonization Plus Acquisition Corporation III is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRC is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables.

About Riverstone

Riverstone is an energy and power-focused private investment firm founded in 2000 by David M. Leuschen and Pierre F. Lapeyre, Jr. with over $42 billion of equity capital raised to date. Riverstone conducts buyout, growth capital, and credit investments in the exploration & production, midstream, oilfield services, power and renewable sectors of the energy industry. With offices in New York, London, Houston, Menlo Park, Mexico City and Amsterdam, the firm has committed approximately $43 billion to more than 200 investments in North America, South America, Europe, Africa, Asia, and Australia.

Important Information and Where to Find It

In connection with the proposed business combination, DCRC will file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Registration Statement will include a proxy statement/prospectus of DCRC. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

DCRC and its directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding DCRC’s proposed acquisition of Solid Power, DCRC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,”

“believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and Solid Power disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRC and Solid Power caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or Solid Power. In addition, DCRC cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or Solid Power following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or Solid Power’s current plans and operations as a result of the announcement of the transactions; (v) Solid Power’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Solid Power to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Solid Power’s business and the timing of expected business milestones, (ix) the effects of competition on Solid Power’s business, (x) supply shortages in the materials necessary for the production of Solid Power’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Solid Power may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s periodic filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Solid Power Contacts:

For Media:

Will McKenna

Head of Marketing

(720) 598-2877

press@solidpowerbattery.com

For Investors:

investors@solidpowerbattery.com

Decarbonization Plus Acquisition Corporation III & Riverstone Holdings Contacts:

For Media:

Daniel Yunger / Jonathan Morgan

Kekst CNC

212.521.4800

daniel.yunger@kekstcnc.com / jonathan.morgan@kekstcnc.com

For Investors:

Peter Haskopoulos, Chief Financial Officer

212.271.6247

phaskopoulos@riverstonellc.com